                                                                    Exhibit 99.2
                                                                    ------------

                       CADMUS COMMUNICATIONS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                   (Not to be used for Signature Guarantee)

     As set forth in the Prospectus dated July __, 1999 (the "Prospectus") in the section entitled "The Exchange Offer -- Procedures for Tendering Old Notes" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 2 thereto, this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates representing 93/4% Senior Subordinated Notes due 2009 of Cadmus Communications Corporation (the "Old Notes") are not immediately available or time will not permit such holder's Old Notes or other required documents to reach the Exchange Agent, or complete the procedures for book-entry transfer, prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the Exchange Agent and must be received by the Exchange Agent prior to 5:00 p.m., New York City time on August __, 1999.

                         To First Union National Bank
                            (the "Exchange Agent")

     By Registered or Certified Mail:               By Overnight Mail or Hand:
         First Union National Bank                  First Union National Bank
First Union Customer Information Center      First Union Customer Information Center
    Corporate Trust Operations NC1153           Corporate Trust Operations NC1153
  1525 West W.T. Harris Boulevard - 3C3       1525 West W.T. Harris Boulevard - 3C3
     Charlotte, North Carolina 28288              Charlotte, North Carolina 28288
          Attention:  Mike Klotz                       Attention:  Mike Klotz

                           By Facsimile Transmission
                       (for Eligible Institutions Only):
                           Confirm:  (704) 590-7408
                           First Union National Bank
                                (704) 590-7628
                            Attention:  Mike Klotz


  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A
                                VALID DELIVERY.


     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Cadmus Communications Corporation the principal amount of the Old Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:

                             Aggregate Principal         Principal Amount
                             Amount Represented   Tendered (must be in integral)
        Certificate Nos.      by Certificate(s)        multiples of $1,000)
        ----------------      -----------------        --------------------

    ______________________    _________________      ________________________
    ______________________    _________________      ________________________
    ______________________    _________________      ________________________
    ______________________    _________________      ________________________


     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

--------------------------------------------------------------------------------
The Book-Entry Transfer Facility Account Number (if the Old Notes will be tendered by book-entry transfer)

______________________________________________________________

______________________________________________________________
Sign Here


______________________________________________________________
Account Number


______________________________________________________________
Principal Amount Tendered
(must be in integral multiples of $1,000)


______________________________________________________________
Number and Street or P.O. Box


______________________________________________________________
City, State, Zip Code


______________________________________________________________
Signature(s)

Dated: ___________, 1999

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

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account a The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes') and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

The Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.


_________________________________       _________________________________
          Name of Firm                         Authorized Signature

_________________________________       _________________________________
             Address                                   Title

_________________________________       Name ____________________________
            Zip Code                             Please Type or Print

_________________________________       Name ____________________________
     Area Code and Tel. No.
                                        Dated _____________________, 1999

     NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM. CERTIFICATES REPRESENTING OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF
                                 TRANSMITTAL.

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